UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 24, 2013
COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street Tacoma, WA		98402
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (253) 305-1900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report
Item 8.01 Other Events
This Current Report on Form 8-K is being filed solely for the purpose of incorporating it by reference to the Registration Statement on Form S-4 filed by Columbia Banking System, Inc. (“Columbia”) in connection with the pending merger between Columbia and West Coast Bancorp (“West Coast”).  No changes or modifications have been made to the press release of January 24, 2013, announcing Columbia's financial results for the fourth quarter and full year ended December 31, 2012, which is filed as Exhibit 99.1 to this report and incorporated by reference, and which was previously furnished as Exhibit 99.1 to the Current Report on Form 8-K filed by Columbia on January 24, 2013.
Important Additional Information
In connection with the merger, on November 2, 2012, Columbia filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Columbia and West Coast as a prospectus, and filed amendments to such Registration Statement on December 28, 2012, January 17, 2013, and January 30, 2013, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF COLUMBIA AND WEST COAST ARE URGED TO READ THE REGISTRATION STATEMENT, AS AMENDED, AND THE JOINT PROXY STATEMENT REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
A free copy of the Registration Statement and Joint Proxy Statement, as well as other filings containing information about Columbia and West Coast, may be obtained at the SEC's Internet site (http://www.sec.gov). Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035.

Participants in Solicitation

Columbia and West Coast and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Columbia and West Coast in connection with the merger. Information about the directors and executive officers of West Coast and their ownership of West Coast common stock is set forth in the proxy statement for West Coast's 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2012. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia's 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 22, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement regarding the merger. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

99.1	Press Release dated January 24, 2013 reporting the financial results of Columbia Banking System, Inc. for the quarter ended December 31, 2012 and quarterly cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: January 31, 2013	/s/ CLINT E. STEIN
Clint E. Stein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated January 24, 2013 reporting the financial results of Columbia Banking System, Inc. for the quarter ended December 31, 2012 and quarterly cash dividend.